UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2023

UNRIVALED BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202 Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

(888) 909-5564

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 5, 2023, Unrivaled Brands, Inc., a Nevada corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). Results of stockholder voting at the Annual Meeting are set forth below.

Proposal 1. The stockholders approved and adopted the Agreement and Plan of Merger, dated as of October 9, 2023 by and among the Company, Blum Holdings, Inc., a Delaware corporation (“Blüm”), and Blum Merger Sub, Inc., a Nevada corporation and a wholly owned subsidiary of Blüm. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
618,413,560	3,121,184	25,162,994	2,031,405

Proposal 2. The stockholders approved an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s Common Stock, par value $0.001 per share, at an exchange ratio between 1-for-70 and 1-for-100, as determined by the Company’s Board of Directors. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
609,896,412	38,267,107	565,624	-

Proposal 3. The stockholders elected the individuals below as directors of the Company, to serve until the next annual meeting of stockholders, with the results of the vote as follows:

Director Name	For	Withhold	Broker Non-Votes
Sabas Carrillo	640,992,263	4,695,449	3,041,431
James Miller	640,477,569	5,214,488	3,037,086
Matthew T. Barron	640,872,439	5,238,160	2,618,544

Proposal 4. The stockholders approved, in a non-binding advisory vote, the compensation of the named executive officers disclosed in the “Executive Compensation” section of the Company’s proxy statement filed with the Securities and Exchange Commission on October 23, 2023 relating to the Annual Meeting. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
598,511,029	6,916,327	41,270,382	2,031,405

Proposal 5. The stockholders approved, in a non-binding advisory vote, an annual frequency for future non-binding advisory votes on executive compensation. The results of the vote were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
60,459,779	4,195,523	581,235,932	806,504	2,031,405

2

Proposal 6. The stockholders ratified the selection of Marcum, LLP as the Company’s independent registered public accounting firm for 2023. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
619,534,691	3,959,264	25,235,188	-

Proposal 7. The stockholders approved a proposal allowing the Board to adjourn the Annual Meeting from time to time, to a later date or dates to permit further solicitation of proxies. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
615,682,499	7,481,545	25,565,099	-

Item 7.01. Regulation FD Disclosure.

On December 6, 2023, the Company issued a press release announcing the results of the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information provided under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated December 6, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNRIVALED BRANDS, INC.

Date: December 6, 2023	By:	/s/ Sabas Carrillo
Sabas Carrillo Chief Executive Officer

4